UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2019

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 1-13146

Oregon	001-13146	93-0816972
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR 97035

(Address of principal executive offices) (Zip Code)

(503) 684-7000

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On January 9, 2019, The Greenbrier Companies issued a press release reporting the Company’s results of operations for the three months ended November 30, 2018. A copy of such release is attached as Exhibit 99.1.

The information under this Item 2.02, including the Exhibit attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure

Affirmed Guidance

In the press release issued on January 9, 2019 and attached hereto as Exhibit 99.1, Greenbrier affirmed its 2019 guidance.

Share Repurchase

In the press release issued on January 9, 2019 and attached hereto as Exhibit 99.1, Greenbrier also announced that the Board of Directors has authorized an increase of approximately $12 million in the Company’s previously authorized share repurchase program and extended the authorization expiration date for approximately $88 million which remains available for repurchases under the program. This authorization brings the total remaining amount that Greenbrier is authorized to purchase under the share repurchase program to approximately $100 million. The additional and extended authorization under the share repurchase program expires March 31, 2021, but may be modified, suspended or discontinued at any time without prior notice.

Under the share repurchase program, shares of common stock may be purchased on the open market or through privately negotiated transactions from time-to-time. The timing and amount of purchases will be based upon market conditions, securities law limitations and other factors. The share repurchase program does not obligate Greenbrier to acquire any specific number of shares in any period.

The information under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated January 9, 2019 of The Greenbrier Companies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date: January 9, 2019	By:	/s/ Lorie L. Tekorius
Lorie L. Tekorius
Executive Vice President and
Chief Operating Officer
(Principal Financial Officer)

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